UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2004

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)


                      Nevada                                      76-0364866
                      ------                                      ----------
       (State or other jurisdiction of                         (I.R.S. Employer
        incorporation or organization)                      Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
--------------------------------------------------------------          -----
    (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 4.01  Changes in Registrant's Certifying Accountant

On August 23, 2004, KPMG LLP ("KPMG") was dismissed as independent public accountants for U.S. Physical Therapy, Inc. (the "Company"), effective upon that date, and, on August 27, 2004, Grant Thornton LLP was appointed as the new independent public accountants for the Company to replace KPMG for the fiscal year ending December 31, 2004. The decision to dismiss KPMG and to appoint Grant Thornton LLP was approved by the Audit Committee with the concurrence of the Board of Directors.

KPMG's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the Company's two most recent fiscal years and the period from January 1, 2004 through August 23, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of this Item and requested that KPMG furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. A letter from KPMG to such effect is attached hereto as Exhibit 16.1.

During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 8.01  Other Events

On August 27, 2004, the Company also announced certain additions to its management team. Michael Lang will rejoin U.S. Physical Therapy effective September 1, 2004 as Senior Vice President of Development. He will oversee all new clinic development activities including partner recruitment and will report directly to Chris Reading, the Company's Chief Operating Officer. Lester Keizer also joined the Company as Vice President of Contract Development and he also reports directly to Mr. Reading. The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(a)  None.

(b)  None.

(c)  Exhibits


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Exhibits           Description of Exhibits
--------           -----------------------

16.1               Letter of KPMG LLP regarding change in certifying accountant.

99.1               Press Release

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     U.S. PHYSICAL THERAPY, INC.


Dated: August 27, 2004               By:  /s/ LAWRANCE W. MCAFEE
                                          --------------------------------------
                                              Lawrance W. McAfee
                                            Chief Financial Officer
                                (duly authorized officer and principal financial
                                              and accounting officer)

                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION OF EXHIBIT
-------           ----------------------

16.1              Letter of KPMG LLP regarding change in certifying accountant.*

99.1              Press Release dated August 27, 2004.*

* Furnished herewith